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                                 Exhibit 10.105

                               12/02 AMENDMENT TO
            3/02 SECURITY AGREEMENT - RESIDUAL INTEREST CERTIFICATES

         This 12/02 Amendment to the Security Agreement dated as of December 18, 2002 (the "12/02 Security Agreement Amendment") amending the 3/02 Security Agreement - Residual Interest Certificates ("3/02 Security Agreement") dated March 15, 2002, as amended hereby and as it may be further amended, supplemented or restated from time to time, the "Current Security Agreement", or within itself this "Agreement"), made by ABFS RESIDUAL 2002, INC. ("ABFSR2002" or "Debtor"), a Delaware corporation, in favor of JPMORGAN CHASE BANK ("Chase" or "Secured Party"), as secured party, recites and provides as follows.

                                    Recitals

         ABFSR2002, AMERICAN BUSINESS CREDIT, INC. ("ABC"), a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC. ("HAC"), a Pennsylvania corporation doing business as UPLAND MORTGAGE, AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, and TIGER RELOCATION COMPANY ("TRC"), a Pennsylvania corporation ("TRC" and collectively with ABFSR2002, ABC, HAC and ABMS, "Borrowers") wish to amend the 3/02 Security Agreement and as it may be supplemented, amended or restated from time to time, to provide for an additional Class R Certificate to be Pledged to the Agent as collateral.

         It is a condition precedent to the obligation of the Lenders to extend credit to the Borrowers under the Current Credit Agreement that Debtor shall have entered into this Agreement.

         All capitalized terms defined in the 3/02 Security Agreement and used but not defined differently in this 12/02 Security Agreement Amendment have the same meanings here as there.

         The Sections of this 12/02 Security Agreement Amendment are numbered to correspond with the numbers of the Sections of the 3/02 Security Agreement and are consequently nonsequential.

                                   Agreements

         In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby agree as follows,



                      Section 3. Grant of Security interest

         Section 3(a) of the 3/02 Security Agreement is hereby amended to read as follows:

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         (a) The ABFS Mortgage Loan Trust 1997-2 Mortgage Pass-Through
Certificate dated September 29, 1997, Certificate No. R-1 (the "1997-2 Residual Interest Certificate"), issued in respect of the Pooling and Servicing Agreement dated as of September 1, 1997 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and Chase (which was then named The Chase Manhattan
Bank), as trustee, issued by such trustee to ABFS 1997-2, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1997-2 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, and (ii) the ABFS Mortgage Loan Trust 1998-3 Mortgage Pass-Through Certificate dated September 29, 1998, Certificate No. R-1 (the "1998-3 Residual Interest Certificate") issued in respect of the Pooling and Servicing Agreement dated as of September 1, 1998 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and Chase (which was then named The Chase Manhattan Bank), as trustee, issued by such trustee to ABFS 1998-3, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1998-3 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, and (iii) the ABFS Mortgage Loan Trust 1998-1 Mortgage Pass-Through Certificate dated March 12, 1998, Certificate No. R-1 (the "1998-1 Residual Interest Certificate" and, collectively with the 1997-2 Residual interest Certificate and the 1998-3 Residual Interest Certificate, the "Residual Interest Certificates"), issued in respect of the Pooling and Servicing Agreement dated February 1, 1998 by and among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, a Delaware corporation, as depositor, and The Chase Manhattan Bank (Chase's merger predecessor), as trustee, issued by such trustee to ABFS 1998-1, Inc., representing a one hundred percent (100%) Percentage Interest (as defined in such Pooling and Servicing Agreement) of the related interest in ABFS Mortgage Loan Trust 1998-1 existing under the laws of the State of New York and created pursuant to said Pooling and Servicing Agreement, a copy of such certificates being attached as Exhibit A to this Security Agreement and hereby incorporated herein, and all existing and future ownership interests evidenced thereby or described therein in first and second lien closed-end mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. in its capacity as servicer (the "Servicer") under such Pooling and Servicing Agreements dated as of September 1, 1997, February 1, 1998, and September 1, 1998 (the "Pooling and Servicing Agreements"), whether such ownership interests
(1) are now or hereafter in the form of, or represented by, one of the Residual Interest Certificates or other securities (whether definitive certificated securities, certificated securities traded in book-entry form or book-entry securities), (2) are now or hereafter in another form of investment property (as defined In Section 9.102(a)(49) of the UCC) or (3) simply constitute an account, a payment intangible, a general intangible or a contract right, and including, without limitation, all securities, investment property, accounts, payment intangibles, general intangibles and contract rights that (x) from time to time have, been or are delivered or intended to be delivered or negotiated to Secured Party or to a bailee, financial intermediary of securities intermediary for Secured Party by or on behalf of a Debtor, or over which Secured Party from time to time obtains control, whether or not the item is described, designated or referred to in a written notice from a Debtor to Secured Party identifying it as part of the Collateral of this Security Agreement and (y) comprise all or part


                                       2
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of the equity class or tranche of Mortgage Securities created in whole or in part from a pool or pools of mortgage loans, however the same may be designated (i.e., whether as a "Class R Certificate" or otherwise), and all interest on, all rights to receive distributions of or in respect of, renewals and extensions of, all substitutions for and all general intangibles arising in respect of such securities, other types of investment securities, general intangibles or contract rights, irrespective of whether they are in uncertificated or certificated form;


                    Section 5. Representations and Warranties

         The Companies hereby republish all of their representations and warranties made in the 3/02 Security Agreement.



The remainder of this page is intentionally blank; unnumbered counterpart signature pages follow.






















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         IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be executed by their duly authorized offices on the date first set forth above.



                                        ABFS RESIDUAL 2002, INC.




                                        By: Jeffrey M. Ruben
                                            -----------------------------------
                                        Name: Jeffrey M. Ruben
                                              ---------------------------------
                                        Title: Executive Vice President
                                               --------------------------------

ABC joins in execution hereof to make the agreement set forth in Section 6(k) of the 3/02 Security Agreement.

                                        AMERICAN BUSINESS CREDIT, INC.



                                        By: Jeffrey M. Ruben
                                            -----------------------------------
                                        Name: Jeffrey M. Ruben
                                              ---------------------------------
                                        Title: Executive Vice President
                                               --------------------------------
















   Unnumbered counterpart signature page to 12/02 Security Agreement Amendment dated December 19, 2002 from ABFS Residual 2002, Inc. to JPMorgan Chase Bank, as agent and representative of certain lenders